Summary Prospectus		September 22, 2017
PBND	PowerShares PureBetaSM US Aggregate Bond Portfolio

Bats BZX Exchange, Inc.

Before you invest, you may wish to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.powershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund’s prospectus and statement of additional information, both dated September 22, 2017 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The PowerShares PureBetaSM US Aggregate Bond Portfolio (the “Fund”) seeks to track the investment results (before fees and expenses) of The BofA Merrill Lynch US Broad Market IndexSM (the “Underlying Index”).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.05%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$5	$16

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. At the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

Principal Investment Strategies

The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to provide a broad measure of the performance of the domestic investment grade bond market, represented by U.S. dollar-denominated, investment grade debt securities that are publicly offered for sale in the United States. Constituent securities may include U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgaged-backed securities and asset-backed securities. Transactions in U.S. government agency mortgage-backed securities may occur through standardized agreements for forward or future delivery in which the actual mortgage pools to be delivered are not specified until shortly prior to settlement (to be announced (“TBA”) transactions). The Fund may engage in such TBA transactions. Pending settlement of TBA transactions, the Fund will invest its assets in high-quality, liquid, short-term instruments, including affiliated money market funds. The Fund also may acquire interests in mortgage pools through means other than such standardized agreements for forward or future delivery.

To qualify for inclusion in the Underlying Index, securities must have: (i) at least one year to final maturity; (ii) at least 18 months to final maturity when issued; (iii) a fixed coupon schedule; and (iv) with the exception of U.S. Treasuries, an investment grade rating (based on an average of Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings, a division of S&P Global Inc. (“S&P”) and Fitch Ratings, Inc. (“Fitch”)). Original issue zero coupon bonds, Rule 144A securities, corporate pay-in-kind securities and “hybrid” securities (including those that may convert into preferred shares) are eligible for inclusion in the Underlying Index. However, as of the date of this Prospectus, hybrid securities represent less than 1% of the Underlying Index. Underlying Index constituents are capitalization-weighted, based on their current amount outstanding times the market price, plus

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PBND PowerShares PureBetaSM US Aggregate Bond Portfolio

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accrued interest. As of August 31, 2017, the Underlying Index was comprised of approximately 13,933 securities.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

The Fund is “non-diversified” and therefore is not required to meet certain diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

For the avoidance of doubt, “PureBeta” refers to the market-capitalization weighted methodology of the Fund’s Underlying Index. It does not refer in any way to the purity or absence of errors or flaws of the market-capitalization weighted methodology of the Underlying Index or of the Fund in seeking to track the investment results of the Underlying Index.

Concentration Policy. The Fund will concentrate its investments (i.e., invest more than 25% of the value of its net assets) in securities of issuers in any one industry or group of industries only to the extent that the Underlying Index reflects a concentration in that industry or group of industries. The Fund will not otherwise concentrate its investments in securities of issuers in any one industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Changing Fixed-Income Market Conditions Risk. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. The “tapering” in 2015 of the FRB’s quantitative easing program, combined with the FRB’s recent raising of the target range for the Federal Funds Rate (and possible continued fluctuations in equivalent foreign rates) may expose fixed-income markets to heightened volatility and reduced liquidity for certain fixed-income investments, particularly those with longer maturities, although it is difficult to predict the impact of this rate increase and any future rate increases on various markets. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and the Fund’s transaction costs.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercised such a call during a period of declining interest rates, the Fund may have to replace such called security with a lower yielding security. If that were to happen, the Fund’s net investment income could fall.

U.S. Government Obligation Risk. The Fund may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value. In addition, TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction and counterparty risk. Default or bankruptcy of a counterparty to a TBA transaction would expose the Fund to potential loss and could affect the Fund’s returns.

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PBND PowerShares PureBetaSM US Aggregate Bond Portfolio

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Sampling Risk. The Fund’s use of a representative sampling approach will result in it holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Industry Concentration Risk. In following its methodology, the Underlying Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Underlying Index concentrates in the securities of issuers in a particular industry or sector, the Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks, any of which may adversely affect the companies in which the Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or sector may be out of favor and underperform other industries or the market as a whole.

Portfolio Turnover Risk. The Fund may engage in TBA transactions, which may significantly increase the Fund’s portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism (described below) to minimize realization of capital gains to the extent possible.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, to the same extent as any decline in value of the securities in the Underlying Index.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Authorized Participant Concentration Risk. Only an authorized participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs on an agency basis (i.e., on behalf of other market participants). Such market makers have no obligation to submit creation or redemption orders; consequently, there is no assurance that market makers will establish or maintain an active trading market for the Shares. In addition, to extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), the Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Index Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Underlying Index, even if that security generally is underperforming.

Issuer-Specific Changes Risk. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 (“Securities Act”). Rule 144A securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Performance

As of the date of this Prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.powershares.com and will provide some indication of the risks of investing in the Fund.

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PBND PowerShares PureBetaSM US Aggregate Bond Portfolio

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC (the “Adviser”).

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Director of Portfolio Management of the Adviser and Vice President of the Trust	Since September, 2017
Jeffrey W. Kernagis	Senior Portfolio Manager of the Adviser	Since September, 2017
Gary Jones	Portfolio Manager of the Adviser	Since September, 2017
Philip Fang	Portfolio Manager of the Adviser	Since September, 2017
Richard Ose	Portfolio Manager of the Adviser	Since September, 2017

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only with APs and only in large blocks of 100,000 Shares (each block of Shares is called a “Creation Unit”), or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities. However, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares will be listed for trading on the Bats BZX Exchange, Inc. (“BATS”) and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable, typically as either ordinary income or long-term capital gain, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account; in such cases, taxation will be deferred until assets are withdrawn from the plan. A sale of Shares may result in short- or long-term capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s distributor or its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s web-site for more information.

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